UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2011

HCW PENSION REAL ESTATE FUND LIMITED PARTNERSHIP

(Exact name of Registrant as specified in its charter)

            Massachusetts             0-14578                 04-2825863

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

HCW Pension Real Estate Fund Limited Partnership, a Massachusetts limited partnership (the “Partnership” or “Registrant”), owns Lewis Park Apartments (the “Property”), a 269-unit apartment complex located in Carbondale, Illinois. As previously disclosed, on January 26, 2011, the Partnership entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, CH 18, LLC, a Delaware limited liability company (the “Purchaser”), to sell the Property to the Purchaser for a total sales price of $9,400,000.

On February 24, 2011 the Purchaser delivered written notice of its election to terminate the Purchase Contract.  Pursuant to its terms, the Purchase Contract was terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        HCW PENSION REAL ESTATE FUND LIMITED PARTNERSHIP

                              By:   HCW General Partner, Ltd.,

General Partner

                              By:   IH, Inc.,

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: February 28, 2011